                                                                              11

                                                                    EXHIBIT 99.6

PARAGRAPH 13. ELECTIONS AND VARIABLES
(CLASS A-2FL CERTIFICATES)

(a) SECURITY INTEREST FOR "OBLIGATIONS". The term "Obligations" as used in this
Annex means, with respect to the Pledgor, all present and future obligations under this Agreement or any other contractual arrangement between the Pledgor and the Secured Party.

(b) CREDIT SUPPORT OBLIGATIONS.

     (i) DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT; ADDITION TO
PARAGRAPH 3.

          (A) "DELIVERY AMOUNT" has the meaning set forth in Paragraph 3(a), except that the words "upon a demand made by the Secured Party" shall be deleted and the word "that" on the second line of Paragraph 3(a) shall be replaced with the word "a".

          (B) "RETURN AMOUNT" has the meaning set forth in Paragraph 3(b).

          (C) "CREDIT SUPPORT AMOUNT" for a Valuation Date shall mean (x) zero, with respect to Party B and (y) the greatest of the following depending on whether or not the specified events have occurred on such Valuation Date:--

          (1)  if a Collateralization Event has not occurred, or has occurred but is not continuing, "Credit Support Amount" shall mean zero
               (0);

          (2)  if a Collateralization Event has occurred and is continuing
               (other than pursuant to Part 1(n)(1)(c), "Credit Support Amount"
               shall mean an amount in USD equal to the greater of (a) 2.5% (or such lower percentage as applicable pursuant to the then-current
               S&P published criteria) of the Notional Amount of the Transaction on such date plus the Secured Party's Exposure and (b) an amount equal to the Floating Amount payable by Party A in respect of the first Floating Rate Payer Payment Date scheduled to occur on or after the date on which the Delivery Amount as a result of such
               Collateralization Event is due;

          (3)  if a Collateralization Event has occurred pursuant to Part
               1(n)(1)(c) and is continuing, "Credit Support Amount" shall mean an amount in USD equal to the greater of (a) the sum of (i) Party
               B's Exposure and (ii) the Notional Volatility Buffer and (b)
               zero. "NOTIONAL VOLATILITY BUFFER", as determined by the
               Valuation Agent for any date, means the product of (i) the
               Notional Amount of the Transaction on such date, multiplied by
               (ii) the Volatility Buffer Percentage for such date as set out in the table below on such date or

                                                                              12

               such lower percentage as applicable pursuant to the then-current
               S&P published criteria.

                                                           VOLATILITY BUFFER PERCENTAGE
                                                 -----------------------------------------------
                                                   Remaining        Remaining        Remaining
                                                  Maturity of      Maturity of      Maturity of
        S&P CREDIT RATING ON SUCH DATE           up to 5 years   up to 10 years   up to 30 years
----------------------------------------------   -------------   --------------   --------------

A-1 or above or, if no short-term rating from        0.00%            0.00%            0.00%
S&P exists, the long-term rating from S&P is
at least "A+"

A-2 or, if no short-term rating from S&P             3.25%            4.00%            4.75%
exists, the long-term rating from S&P is "A"
to "BBB+"

A-3 or, if no short-term rating from S&P             4.00%            5.00%            6.25%
exists, the long-term rating from S&P is "BBB"
to "BBB-"

BB+ or below                                         4.50%            6.75%            7.50%

          For purposes of this Annex, "Credit Rating" shall mean, on any date of determination, the ratings classifications by Moody's and S&P then assigned to the senior, unsecured and unsubordinated long-term debt securities of Party A's guarantor (or if Party A has no guarantor, Party A) or the unsecured and unsubordinated short-term obligations of Party A's guarantor (or if Party A has no guarantor, Party A), as applicable.

     (ii) ELIGIBLE COLLATERAL. The items set forth on Schedule I hereto will qualify as "ELIGIBLE COLLATERAL" for the party specified.

     (iii) OTHER ELIGIBLE SUPPORT. There shall be no "Other Eligible Support"
for either party for purposes of this Annex.

     (iv) THRESHOLDS.

          (A) "INDEPENDENT AMOUNT" means, with respect to the Pledgor, zero.

          (B) "THRESHOLD" shall mean, if a Collateralization Event shall have occurred and be continuing, zero; otherwise, infinity.

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          (C) "MINIMUM TRANSFER AMOUNT" for purposes of computing a Delivery
          Amount pursuant to Paragraph 3(a), and for purposes of computing a
          Return Amount pursuant to Paragraph 3(b), shall be USD 100,000.

          (D) ROUNDING. If the Delivery Amount is a positive number, but not an integral multiple of $10,000, it will be rounded up to the nearest integral multiple of $10,000; if the Return Amount is a positive number, but not an integral multiple of $10,000, it will be rounded down to the nearest integral multiple of $10,000; if the Return Amount is less than $10,000, the Return Amount will be rounded to zero.

(c) VALUATION AND TIMING.

     (i) "VALUATION AGENT" means the Pledgor.

     (ii) "VALUATION DATE" means each Local Business Day.

     (iii) "VALUATION TIME" means, with respect to the determination of
     Exposure, Value of Eligible Credit Support and Posted Credit Support, the
     close of business on the Local Business Day immediately before the
     Valuation Date or date of calculation, as applicable.

     (iv) "NOTIFICATION TIME" means 10:00 a.m., New York time on a Valuation
     Date.

     (v) Paragraph 4(b) shall be deleted and replaced in its entirety by the following paragraph:

          "Subject to Paragraphs 4(a) and 5 and unless otherwise specified, (i)
          in respect of a Transfer pursuant to Paragraph 3(b), if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is
          made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter; if a demand is made after the Notification Time then the relevant Transfer will be made not later than the close of business on the third Local Business Day thereafter; and (ii) in respect of a
          Transfer pursuant to Paragraph 3(a), the relevant Transfer will be made not later than the close of business on the Local Business Day following the Valuation Date. "

(d) CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES. There shall be no "Specified Condition" with respect to Party A or Party B.

(e) SUBSTITUTION. "SUBSTITUTION DATE" has the meaning specified in Paragraph
4(d)(ii).

(f) DISPUTE RESOLUTION.

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     (i) "RESOLUTION TIME" means 1:00 p.m., New York time, on the Local Business
Day following the date on which notice is given that gives rise to a dispute under Paragraph 5.

     (ii) AMENDMENT TO PARAGRAPH 5(I)(B). The terms of Paragraph 5(i)(B) are amended in their entirety as follows:

          "(B) calculating the Exposure for the Transactions in dispute by seeking four actual quotations at mid-market from third parties for purposes of calculating the relevant Close-out Amount, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction, then fewer than four quotations may be used for that Transaction, and if no quotations are available for a particular Transaction, then the Valuation Agent's original calculations will be used for the Transaction; and"

     (iii) VALUE. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Secured
Party will determine the Value of Eligible Credit Support or Posted Credit
Support consisting of securities based upon the mid-market quotations of any generally recognized dealer (which may include an affiliate of Party A), and adding thereto any interest accrued but not paid to any person with respect to such securities through the day on which the determination is made (except to the extent that such interest shall have been included in any such quotation)
and multiplying the sum by the applicable Valuation Percentage, if any.

(g) HOLDING AND USING POSTED COLLATERAL.

     (i) ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS. The Secured Party or
the Trustee will be entitled to hold Posted Collateral pursuant to Paragraph
6(b) provided that such party is not a Defaulting Party.

     (ii) USE OF POSTED COLLATERAL. The provisions of Section 6(c) will apply.

(h) DISTRIBUTIONS AND INTEREST AMOUNT.

     (i) INTEREST AMOUNT. The "INTEREST AMOUNT" will be the earnings (net of any costs) actually achieved on Posted Collateral in the form of Cash during the relevant Interest Period.

     (ii) TRANSFER OF INTEREST AMOUNT. Transfers of the Interest Amount will be made in arrears on the Distribution Date (as defined in the Pooling and
Servicing Agreement).

     (iii) ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 6(d)(ii)
will apply.

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     (iv) Paragraph 6(d)(i) shall be amended so that the reference therein to
"the following Local Business Day" shall be replaced by reference to "the second
Local Business Day thereafter"

(i) ADDITIONAL REPRESENTATIONS.

     (i) Pledgor represents to Secured Party (which representation will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers
Eligible Collateral) that no consent, approval or other authorization of any governmental authority is required in connection with the Transfer of Eligible
Collateral hereunder.

(j) OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

     (i) "VALUE" with respect to Other Eligible Support and Other Posted Support shall not be applicable.

     (ii) "TRANSFER" with respect to Other Eligible Support and Other Posted
Support shall not be applicable.

(k) DEMANDS AND NOTICES.

All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Annex, provided, that the address for Party A for such purposes shall be:

Address:   Merrill Lynch Capital Services, Inc.
           Merrill Lynch World Headquarters
           4 World Financial Center, 18th Floor
           New York, New York 10080

Attention: Swap Group

Facsimile No.: 646-805-0218
Telephone No.: 212-449-7403

and the address for Party B for such purposes shall be:

Address:   Merrill Lynch Mortgage Trust 2005-CKI1
           c/o LaSalle Bank National Association
           135 S. LaSalle Street, Suite 1625

                                                                              16

           Chicago, Illinois  60603

Attention: Global Securities and Trust Services Group--
           Merrill Lynch Mortgage Investors, Inc.,
           Commercial Mortgage Pass-Through Certificates, Series 2005-CKI1

Facsimile number: (312) 904-1085

(l) OTHER PROVISIONS.

     (i) USE OF POSTED CREDIT SUPPORT. Supplementing the provisions of Paragraph
6(c), the Secured Party may notify the obligors on any Posted Collateral to make payment to the Secured Party or its nominee or transferee of any amounts due thereon and to take control or grant its nominee the right to take control of any proceeds of any Posted Collateral.

     (ii) COLLATERAL ACCOUNT; PLACE OF TRANSFERS. Transfers of Eligible Credit
Support by the Pledgor to the Secured Party shall be made for credit to an account of the Secured Party at such commercial bank as shall be designated by the Secured Party.

     (iii) U.S. BANKRUPTCY CODE PROVISIONS. (x) All Transfers of Posted
Collateral hereunder (including the grant of a security interest in Posted
Collateral hereunder) are "transfers" "under" the Agreement within the meaning of Section 546(g) of the United States Bankruptcy Code; and (y) to the extent any Transaction constitutes a "forward contract" within the meaning of the
United States Bankruptcy Code, transfers of Posted Collateral under the Annex are intended to be "margin payments" within the meaning of Section 101(38) of the United States Bankruptcy Code.

     (iv) NOTICES. Notwithstanding Section 12 of the Agreement, any
communication by a party ("X") to the other party ("Y") requesting the delivery or return of Eligible Credit Support or Posted Credit Support pursuant to
Section 3 of this Annex may be given orally (including telephonically to the telephone number of Y set forth in subparagraph (k) above, or any other telephone number Y may notify X of in writing) during normal business hours in the city in which Y is located on any Local Business Day to any officer, employee or agent of Y which identifies himself or herself as being permitted to receive oral communications on behalf of Y with respect to this Annex. Any such oral communication will be deemed received and effective when actually received by any such officer, employee or agent of Y. X shall deliver to Y, within one
Local Business Day following receipt of an oral or written request by Y, a written confirmation of any such oral communication.

     (v) SECURED PARTY'S RIGHTS AND REMEDIES.

          Supplementing the provisions of Paragraph 8(a), the Pledgor irrevocably appoints the Secured Party its attorney-in-fact, with full authority in its place and stead and in its name or otherwise, from time to time in the
Secured Party's discretion, to take any action and to execute any

                                                                              17

instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Annex, including without limitation:

          (1) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Posted Collateral and to perform all other acts as fully as though the Secured Party were the absolute owner of the
          Posted Collateral for all purposes,

          (2) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i) above, and

          (3) to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Posted Collateral or otherwise to enforce the rights of the Secured Party with respect to any Posted Collateral.

     (vi) ACTIONS HEREUNDER. The Secured Party may take any actions hereunder, including liquidation rights, through the Trustee.

     (vii) SUCCESSORS. This Annex and all obligations of the Pledgor hereunder shall be binding upon the successors and assigns of the Pledgor and shall, together with the rights and remedies of the Secured Party hereunder, inure to the benefit of the Secured Party and its respective successors and assigns.

     (viii) NO THIRD PARTY RIGHTS. This Annex has been and is made solely for the benefit of Party A and Party B and their respective assigns, including, in the case of Party B, the Trustee, and no other person, partnership, association, corporation or other entity shall acquire or have any right under or by virtue of this Annex.

     (ix) EVENTS OF DEFAULT. Paragraph 7(i) shall be amended and restated in its entirety as follows: "(i) that party fails (or fails to cause its Custodian) to make, when due any Transfer of Eligible Collateral, Posted Collateral or the
Interest Amount as applicable, required to be made by it and that failure continues for one Local Business Day after notice of that failure is given to that party;"

     (x) AMENDMENTS TO PARAGRAPH 12.

          (i) The definition of "Exposure" in Paragraph 12 of the Annex is hereby amended to read in its entirety as follows:

          "EXPOSURE" means for any Valuation Date or other date for which
          Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a

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          positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(1)
          of this Agreement if all Transactions were being terminated as of the relevant Valuation Time, on the basis that (i) that party is not the
          Affected Party and (ii) the Base Currency is the Termination Currency;
          provided that the Close-out Amount will be determined by the Valuation
          Agent on behalf of that party using its estimates at mid-market of the amounts that would be paid for transactions providing the economic equivalent of (x) the material terms of the Transactions, including the payments and deliveries by the parties under Section 2(a)(i) in respect of the Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date
          (assuming satisfaction of the conditions precedent in Section
          2(a)(iii)); and (y) the option rights of the parties in respect of the
          Transactions."

          (ii) The definition of "Value" contained in Paragraph 12 (i)(B) shall be amended to read " (B) a security, the bid price obtained by the
          Valuation Agent multiplied by the applicable Valuation Percentage, provided, however, that for purposes of determining Value of Posted
          Collateral pursuant to Paragraph 8 the words 'multiplied by the applicable Valuation Percentage' shall not apply;"

     (xi) AMENDMENT TO DELETE SWAP TRANSACTION. This Annex is hereby amended to delete all references to Swap Transaction.

     (xii) SET-OFF. The term "Set-off" shall have the meaning set forth in
Section 6(f) of the Agreement as the same shall be supplemented or amended by the provisions of the Schedule.

     (xiii) AGREEMENT AS TO SINGLE SECURED PARTY AND PLEDGOR. Party A and Party
B agree that, notwithstanding anything to the contrary in the recital to this
Annex, Paragraph 1(b) or Paragraph 2 or the definitions in Paragraph 12, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term
"Pledgor" as used in this Annex means only Party A, and (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgment in the final sentence of
Paragraph 8(a) and the representations in Paragraph 9.

     (xiv) POOLING AND SERVICING AGREEMENT. Reference is hereby made to the
Pooling and Servicing Agreement (the "POOLING AND SERVICING AGREEMENT") dated and effective as of December 1, 2005, among Merrill Lynch Mortgage Investors,
Inc., as Depositor, KeyCorp Real Estate Capital Markets, Inc., as Master
Servicer, J.E. Robert Company, Inc., as Special Servicer, LaSalle Bank National
Association, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent.

     (xv) LOCAL BUSINESS DAY. "Local Business Day" means any Business Day within the meaning of the Pooling and Servicing Agreement.

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          IN WITNESS WHEREOF, the parties hereto have executed this Annex as of the date first above written.

MERRILL LYNCH CAPITAL SERVICES, INC.   MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

By: /s/ Richard Zaleski                By: LaSalle Bank National Association,
    --------------------------------   not in its individual capacity, but
Name: Richard Zaleski                  solely as Trustee
Title: Authorized Signatory

                                       By: /s/ Brian D. Ames
                                           -------------------------------------
                                           Name: Brian D. Ames
                                           Title: First Vice President

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                                                        Schedule I
                                              ------------------------------
                                                                   Valuation
                                              Party A   Party B   Percentage
                                              -------   -------   ----------
(A)  Cash                                        X        N/A        100%
(B)  (x) Negotiable debt obligations issued
   by the U.S. Treasury Department (but
   excluding interest only or principal
   only stripped securities) and in each
   case having a remaining maturity of:
(i)  less than one year                          X        N/A        100%
(ii)  one year or greater but less than 10       X        N/A         98%
   years
(iii)  10 years or greater                       X        N/A         95%